UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Oshkosh Corporation
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OSHKOSH CORPORATION

FOR IMMEDIATE RELEASE

For more information, contact:
Financial:	Patrick Davidson
Vice President of Investor Relations
920.966.5939

Media:	John Daggett
Vice President of Communications
920.233.9247

Oshkosh Announces Support for All Oshkosh Director Nominees

from State of Wisconsin Investment Board

Reminds Shareholders to Vote the WHITE Proxy Card TODAY

OSHKOSH, Wis. — January 24, 2012 — Oshkosh Corporation (NYSE: OSK), a leading manufacturer of specialty vehicles and vehicle bodies, today announced that the State of Wisconsin Investment Board (SWIB), one of the Company’s large shareholders, has announced its support for all of the Oshkosh director nominees on the WHITE proxy card in connection with the Company’s Annual Meeting of Shareholders to be held on Friday, January 27, 2012.

SWIB issued the following statement:

“The State of Wisconsin Investment Board (SWIB), one of Oshkosh Corp.’s large institutional shareholders, announced today that it will vote shares in support of the Oshkosh Board of Directors’ nominees.  SWIB seeks to protect its long-term investments and believes the Oshkosh directors are the best choice to maximize long-term shareholder value.

“Assets under management at SWIB are about $83 billion as of December 31, 2011.  This includes approximately $77 billion in trust funds of the Wisconsin Retirement System (WRS), which is the 9th largest US public pension fund and the 30th largest public or private pension fund in the world.”

Richard M. Donnelly, Oshkosh Corporation independent Chairman of the Board, said, “We appreciate the support of SWIB and other Oshkosh shareholders and believe that the Oshkosh director nominees are the right choice to continue executing on our strategy and creating value for all of our shareholders.”

As previously announced, Glass Lewis & Co. (Glass Lewis) and Egan-Jones Proxy Services (Egan-Jones), two leading, independent proxy advisory firms, each recommend Oshkosh shareholders vote for ALL of the Oshkosh director nominees on the WHITE proxy card.

Oshkosh urges all shareholders to vote the WHITE proxy card today.  With the Annual Meeting only days away, and to ensure that their shares are represented at the Annual Meeting, Oshkosh requests that shareholders vote by telephone or Internet by following the instructions on the WHITE proxy card.

Oshkosh shareholders who have previously voted Carl Icahn’s gold proxy card still have time to change their vote to the WHITE proxy card.  Shareholders who have questions about how to vote their shares or change a previously executed vote, or who need additional assistance, should contact Oshkosh’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 750-9499 (banks and brokers may call collect at (212) 750-5833).

About Oshkosh Corporation

Oshkosh Corporation is a leading designer, manufacturer and marketer of a broad range of specialty access equipment, commercial, fire & emergency and military vehicles and vehicle bodies. Oshkosh Corporation manufactures, distributes and services products under the brands of Oshkosh®, JLG®, Pierce®, McNeilus®, Medtec®, Jerr-Dan®, Oshkosh Specialty Vehicles, Frontline™, SMIT™, CON-E-CO®, London® and IMT®. Oshkosh products are valued worldwide in businesses where high quality, superior performance, rugged reliability and long-term value are paramount. For more information, visit www.oshkoshcorporation.com.

®, ™ All brand names referred to in this news release are trademarks of Oshkosh Corporation or its subsidiary companies.

Forward-Looking Statements

This release contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations, are forward-looking statements. When used in this release, words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.  These factors include the expected level and timing of DoD procurement of products and services and funding thereof, including the impact of the DoD’s allocation of certain tires which will restrict and delay certain FHTV sales; risks related to reductions in government expenditures in light of U.S. defense budget pressures and an uncertain DoD tactical wheeled vehicle strategy; the cyclical nature of the Company’s access equipment, commercial and fire & emergency markets, especially during periods of global economic uncertainty, lower municipal spending and tight credit markets; the Company’s ability to produce vehicles under the FMTV contract at targeted margins; the duration of the ongoing global economic weakness, which could lead to additional impairment charges related to many of the Company’s intangible assets and/or a slower recovery in the Company’s cyclical businesses than equity market expectations; the potential for the U.S. government to competitively bid the Company’s Army and Marine Corps contracts; the consequences of financial leverage, which could limit the Company’s ability to pursue various opportunities; increasing commodity and other raw material costs, particularly in a sustained economic recovery; the ability to pass on to customers price increases to offset higher input costs; risks related to costs and charges as a result of facilities consolidation and alignment, including that anticipated cost savings may not be achieved; risks related to the collectability of receivables, particularly for those businesses with exposure to construction markets; the cost of any warranty campaigns related to the Company’s products; risks related to production or shipment delays arising from quality or production issues; risks associated with international operations and sales, including foreign currency fluctuations and compliance with the Foreign Corrupt Practices Act; the potential for increased costs relating to compliance with changes in laws and regulations; risks related to disruptions in the Company’s distribution networks; risks related to a proxy contest and other actions of activist shareholders; and the Company’s ability to successfully execute on its strategic road map and meet its long-term financial goals. Additional information concerning these and other factors is contained in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed November 16, 2011. The Company assumes no obligation, and disclaims any obligation, to update information contained in this release. Investors should be aware that the Company may not update such information until the Company’s next quarterly earnings conference call, if at all.